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                                 AMENDMENT NO. 3

                              CONTRACT NO. 104274-B

                       DIRECT BROADCAST SATELLITE CONTRACT

                                     BETWEEN

               UNITED STATES SATELLITE BROADCASTING COMPANY, INC.

                                       AND

                           LOCKHEED MARTIN CORPORATION


THIS AMENDMENT NO. is effective  June 1, 1997.
                                --------------

WHEREAS, USSB and the Contractor (hereinafter referred to as the "Parties"), have agreed to suspend all program activities for the period effective July 1, 1997 through January 5, 1998 and;

WHEREAS the Parties, recognizing that changes are required in the Contract, have created this Amendment No. 3;

NOW THEREFORE, in consideration of the promises and mutual covenants hereinafter contained, agree to the following:

I.   In the Terms and Conditions of the subject Contract:

     A.   In Article 2, Scope of Work, change Exhibit list as follows:

          Exhibit A      Spacecraft Performance Specification PS20072996, dated
                         31 December 1996

          Exhibit B      Statement of Work WS20072997, dated 31 December 1996

          Exhibit C      Comprehensive Test Plan LMMS 20072728, dated 31
                         December 1996

          Exhibit D      Product Assurance Plan LMMS 20072732, Rev. C.


     B. In Article 3.B, Price, change the Price for Item 1 and the Total Contract Price as follows:

          ITEM     QTY.                      DESCRIPTION                   PRICE

           1.         1           Spacecraft as defined in Exhibit A

           2.         1 Lot       Launch and Mission Operation Services
                                  as defined in Exhibit B

           3.         1 Lot       On-Orbit Flight Operations Services
           4.         1 Lot       Data and Documentation as defined in
                                  Exhibit B, Table 1
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           5.         --          In-Orbit Incentive Payments

                                                   TOTAL CONTRACT PRICE:

                      *(not separately priced)

     C. In Article 4.A, Deliverable Items and Delivery Schedule, change the Delivery Date as follows:

          ITEM            DESCRIPTION          DELIVERY DATE

           1.         Spacecraft          Thirty-two and one-half (32.5)
                                          months after EDC.

     D. In Article 5.A, Progress and Milestone Payments, change the Progress Payment Plan as follows:

                                PROGRESS PAYMENT PLAN


PAYMENT NUMBER                            MONTHLY TOTAL      CUMULATIVE TOTAL
                    DATE              ($ IN U.S. MILLIONS)  ($ IN U.S. MILLIONS)

     1              12/31/96
     2              January - '97
     3              February
     4              March
     5              April
     6              May
     7              June
     8              July
     9              August
    10              September
    11              October
    12              November
    13              December
    14              January - 1998
    15              February
    16              March
    17              April
    18              May
    19              June
    20              July
    21              August
    22              September
    23              October
    24              November
    25              December
    26              January - 1999
    27              February
    28              March


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          29              April
          30              May
          31              June
          32              July
          33              Aug


     E. In Article 5.B, Progress and Milestone Payments, change the Payment Milestone Table as follows:


                             PAYMENT MILESTONE TABLE

                                                             DUE DATE
      MILESTONE                                               (MONTHS      VALUE
       NUMBER          MILESTONE DESCRIPTION                 AFTER EDC)    ($US)

         1      System PDR Held                                 14.5
         2      Structure Subcontract Issued                    16.0
         3      Provide Launch Vehicle services                 17.0
                contractor with Spacecraft Preliminary
                Dynamic Model
         4      System Critical Design Review Held              21.0
         5      90% of System CDR Action Items Completed        22.0
         6      Spacecraft Structure Received                   23.0
                (core module/payload panels)
         7      Spacecraft TWTAs Received                       23.5
         8      Spacecraft Antenna Tests Complete               27.0
         9      Satisfactory Completion of Pre-Shipment Review  32.0


     F. In Article 9.A.1, Options for Backup Spacecraft, change the Option Exercise Date and Delivery Date as follows:

                 PRODUCT         OPTION EXERCISE                   DELIVERY
  QUANTITY     DESCRIPTION            DATE             PRICE($)      DATE

1           backup spacecraft     No Later Than 13               6 Months After
            ("Backup Spacecraft") Months After EDC               Delivery of the
            identical to the                                     Spacecraft
            Spacecraft specified
            in Article 2,
            paragraph B

     G. In Article 10.A, Price Reduction for Late Delivery, change the first sentence as follows:

          In the event that the Spacecraft is not delivered within thirty (30) days after the date of delivery specified in Article 4 of this Contract, as extended by the number of days of excusable delay to which the Contractor is entitled in accordance with Article 18, the Total Contract Price of this Contract shall be reduced at the rate of U.S. _________ for each week's delay from week one (1) up to week thirteen (13) and by U.S. _________ for each week's delay from week fourteen (14) to week twenty-eight (28) or until the maximum amount of U.S. _________ of cumulative liquidated damages is reached.


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H.   In Article 15.A, USSB's Right to Terminate, change the Termination
     Schedule as follows:

                              TERMINATION SCHEDULE

                                 MONTHLY TOTAL               CUMULATIVE TOTAL
            DATE                ($ IN US MILLIONS)            ($ IN US MILLIONS)

        January 31-1997
        February 28
        March 31
        April 30
        May 31
        June 30
        July 31
        August 31
        September 30
        October 31
        November 30
        December 31
        January 31-1998
        February 28
        March 31
        April 30
        May 31
        June 30
        July 31
        August 31
        September 30
        October 31
        November 30
        December 31
        January 31-1999
        February 28
        March 31
        April 30
        May 31
        June 30
        July 31
        August 31


I. In Article 17.C, Taxes and Duties, the second sentence is changed as follows:

     Portions of the Work may include some imported goods. Notwithstanding the above, in the event any portion of the Work and its included imported goods are not exported in a timely manner (not more than three (3) years and seven (7) month after EDC) due to USSB's actions or in actions, any duties, taxes, and penalties arising therefrom will be USSB's responsibility.


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     J.   In Article 19.A.(1), Termination for Default, change as follows:

          (1) final acceptance of the Spacecraft fails to occur on or before a date that permits the Spacecraft to be launched within the launch period established by the Launch Vehicle services contractor's launch manifest, which date shall in no event be earlier than thirty-three
          (33) months after ARO;

     K. In Article 19.B, Termination for Default, the first sentence is changed as follows:

          With respect to paragraph A.(1) of this Article 19, USSB agrees to use commercially reasonable efforts to establish the first day of the launch period for the Launch Vehicle at thirty-three (33) months after ARO.

     L. In Article 36.B, Launch Vehicle Designation, change the second sentence as follows:

          USSB shall notify Contractor in writing of USSB's Launch Vehicle designation no later than twelve and one-half (12.5) months after EDC.

II. In Exhibit B, USSB-1 Statement of Work, Document No. WS20072997, dated 12/31/96:

     A.   In Paragraph 1.0, Scope, change the second sentence as follows:

          The Spacecraft shall be manufactured and tested in accordance with Exhibits C (USSB Comprehensive Test Plan LMMS 20072728) and D (Product Assurance Plan LMMS 20072732, Rev. C); and shipped to the designated launch site in accordance with the Contract.

     B.   In Paragraph 2.0, Applicable Documents, change the list as follows:

          Exhibit A
          PS20072996     USSB-1 Spacecraft Performance Specification, dated 31
                         December 1996

          Exhibit C
          LMMS 20072728  USSB Comprehensive Test Plan, dated 31 December 1996

          Exhibit D
          LMMS 20072732  Product Assurance Plan
          Rev. C

     C. In Paragraph 3.1, Deliverable Data and Documentation, change Table 1 as follows:


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                   TABLE 1.  CONTRACTOR DATA REQUIREMENTS LIST

------------------------------------------------------------------------------------------------------------------------------------
ITEM                                          REVIEW,                                                                     WORK
 NO.               DESCRIPTION               APPROVAL,                   DUE DATE                                       STATEMENT
                                            INFORMATION                                                                  SECTION
------------------------------------------------------------------------------------------------------------------------------------
  A         PROGRAM MANAGEMENT CDRLs

1.        Quarterly Program Management            R      Beginning in January 1998, the 10th of each                       3.1.2
          Report                                         month following completion of a quarter

2.        Monthly Status Report                   R      Beginning in January 1998, the 10th of each following month       3.1.2

6.        Storage and Transportation Plan         R      13 months EDC                                                     10.1

  B            PRODUCT ASSURANCE CDRLs

9.        Program Approved Parts List             R      Preliminary at SPDR - Final at SCDR                                7.3


     D.   Paragraph 3.2.1, Hardware, the second sentence is changed as follows:

          The Spacecraft shall be made available to ship August, 1999.


     E.   Paragraph 3.3, Summary Delivery Schedule, change Table 2 as follows:

                   TABLE 2.  USSB-1 SUMMARY DELIVERY SCHEDULE

               ----------------------------------------------------
               NO.               MILESTONE                    DATE
               ----------------------------------------------------

               1.   Spacecraft Preliminary Design Review    2/26/98
               2.   Spacecraft Critical Design Review       9/30/98
               3.   TRAINING                                  TBD
               4.   Pre-Shipment Review                     8/3/99
               5.   Spacecraft Available to Ship            8/15/99
               6.   Launch Readiness Review                   TBD
               7.   Launch                                    TBD
               8.   In Orbit Test                             TBD
               ---------------------------------------------------

     F.   Paragraph 3.4.1, Buyer Furnished Data, change as follows:


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           1.     Payload frequency plan        Date:  January 15, 1998
           2.     Antenna coverage plan         Date:  January 15, 1998


     G. Paragraph 11.0, Launch Vehicle and Site Interfaces, the second paragraph is changed as follows:

          a) The Buyer shall select a Launch Vehicle which complies with the interface specifications by January 15, 1998.
          b)   [No change]
          c)   The Buyer shall provide the preliminary Coupled Loads Analysis
               (CLA) results by January 15, 1998.
          d)   [No change]
          e)   The Buyer shall provide the final CLA results by 25 months ARO.
          f) The Buyer shall provide all separation hardware and the flight adapter for a fit check and separation shock test to be delivered to the Contractor's plant no later than 25 months ARO. The Buyer shall provide the necessary launch agency support for conducting these tests.
          g)   [No change]
          h)   [No change]
          i)   [No change]


IV. Except as specifically set forth above the Contract referenced above shall remain in full force and effect in accordance with the terms and conditions as originally written and such terms and conditions shall not be affected or modified by this Amendment No. 3.

IN WITNESS THEREOF, the Parties have caused this Amendment No. 3 to be signed by their duly authorized officer or representative.


United States Satellite Broadcasting              Lockheed Martin
 Company, Inc.                                     Corporation


    (Signature on file)                           (Signature on file)

     By:                                     By:
        ------------------------                 ----------------------------
        Robert W. Hubbard                         Wm. W. Whisenant
        Executive Vice President                  Contracts Manager
                                                  Lockheed Martin
                                                   Telecommunications


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